UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 23, 2007
The Men’s Wearhouse, Inc.
(Exact name of registrant as specified in its charter)

Texas
(State or other jurisdiction	1-16097	74-1790172
of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5803 Glenmont Drive Houston, Texas (Address of principal executive offices)	77081 (Zip Code)
713-592-7200
(Registrant’s telephone
number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On March 23, 2007, The Men’s Wearhouse, Inc. (the “Company”) issued a press release announcing that the Federal Trade Commission has terminated its review and the Company may proceed with its acquisition, originally announced on November 17, 2006, of Federated Department Stores’ 507-store After Hours Formalwear business. The Company anticipates that the transaction will close on or before April 9, 2007.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits
The following exhibit is included in this Form 8-K:

99.1	Press Release of the Company dated March 23, 2007.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MEN’S WEARHOUSE, INC. (Registrant)
Date: March 23, 2007	By:	/s/ Neill P. Davis
Neill P. Davis
Executive Vice President, Chief Financial Officer, Treasurer and Principal Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release of The Men’s Wearhouse, Inc. dated March 23, 2007.